CURRENT INCOME SHARES, INC.




                                  ANNUAL REPORT


















                               For the Year Ended
                                December 31, 2001

                          CURRENT INCOME SHARES, INC.

January 31, 2002

Dear Shareholders:

Important Information Concerning Your Investment

Since our report to shareholders following the June 30, 2001 semi-annual period, there have been significant developments for Current Income Shares. As announced on August 9, 2001, Current Income Shares entered into a letter of intent to reorganize the Company by exchanging, on a tax free basis, its assets for shares of HighMark Bond Fund. The Board of Directors subsequently approved the reorganization, subject to the approval of shareholders. The shareholder meeting is scheduled for March 21, 2002.

HighMark Bond Fund is part of HighMark Funds, a $10 billion mutual fund group. HighMark Capital Management, Inc. serves as investment adviser to both the HighMark Bond Fund and Current Income Shares. If the reorganization is approved, you would receive Class A Shares of the HighMark Bond Fund in exchange for your shares of Current Income Shares, valued on a relative net asset value basis at the time of the exchange. If approved, the reorganization is expected to close in the second quarter of 2002.

Review of Operations

During the 12-month period ended December 31, 2001, Current Income Shares paid total dividends of $0.80 per share, consisting of four quarterly dividends per share of $0.20. The net asset value per share at December 31, 2001 was $12.55, up from $12.32 at December 31, 2000. Including dividends, the total investment return for Current Income Shares based on net asset value was 8.47% for the year. The total return based on market value was 16.89%.

During 2001, investment-grade corporate bonds produced their best annual performance in the thirteen years for which such records have been kept, outpacing similar duration Treasuries in all but two months of the year. In contrast to the prior year, when Treasury bonds were the best performing sector of the bond market, corporate bonds finished the year 254 basis points ahead of Treasuries.

Corporate bond spreads narrowed despite war, recession, terrorist attacks, a record number of bond defaults, and the largest new-issue supply of corporate bonds in history. However, this outstanding performance was primarily due to the generous yield spreads available at the beginning of the year, as well as the continued decline in the equity market.

Underlying credit volatility remains high as evidenced by the recent defaults of Enron and Argentina, the largest corporate and sovereign bond defaults in history (neither issue was held by Current Income Shares). Credit quality continued to decline in 2001 as evident in the ratio of rating agency downgrades to upgrades, which reached 2.9 to 1 according to Moody's Investors Service. This marked the fourth year in a row in which U.S. corporate rating downgrades outpaced upgrades, and was the worst decline in credit quality since 1991 when the ratio was over 4 to 1. The performance of the high-yield sector improved considerably over the previous year, but still lagged similar duration Treasuries by 208 basis points in 2001.

With the lowest fed funds rate in forty years, rapid money supply growth, increased government spending, tax cuts, a positively sloped yield curve, and significantly lower oil prices, the economy seems to have sufficient stimulus to recover from the current recession. Recent increases in consumer confidence, a rise in home sales, and a pickup in manufacturing orders are all indications that the recession may soon be over, resulting in market expectations for a rise in the fed funds rate beginning as early as May. However, the market may be overestimating the need for Federal Reserve tightening.

Unlike previous recessions, which were typically caused by higher interest rates in response to rising inflation, this recession started with the deflation of a stock market bubble, the first time that this has happened in over seventy years. Since higher interest rates were not the cause of the recession, lower interest rates may have a limited impact on the recovery, particularly when automobile loans are already available at zero percent, and housing demand is near record levels. In addition, the historically high level of both consumer and corporate debt, and the desire or necessity to reduce those liabilities, limits the potential for lower interest rates to stimulate further borrowing.

As of December 31, 2001 the 48 issues in the portfolio had an average market yield of 6.8%, an average Moody's quality rating of Baa1, an average duration of
5.4 years, and an average maturity of 10.7 years. Enclosed in this report you will find the Company's complete portfolio of investments as of December 31, 2001, together with the financial statements for the period.

Thank you for investing in Current Income Shares, Inc.

Sincerely

/s/ George Knopf

Gregory Knopf, President

                           Current Income Shares, Inc.

SCHEDULE OF INVESTMENTS at December 31, 2001

Principal                                                              Market
 Amount                                                                 Value
 ------                                                                 -----

MORTGAGE BACKED OBLIGATIONS: 6.7%
$  575,692     Federal National Mortgage Association,
               8.000%, 06/01/2030                                   $   603,304
 1,554,234     Government National Mortgage Association,
               Pool #439463, 8.000%, 12/15/2026                       1,643,130
   871,682     Prudential Home Mortgage, 7.000%, 02/25/2026             867,908
                                                                    -----------
TOTAL MORTGAGE BACKED OBLIGATIONS
  (cost $3,040,458)                                                   3,114,342
                                                                    -----------
U.S. TREASURY OBLIGATION: 2.6%
 1,110,000     U.S. Treasury Bond, 6.375%, 08/15/2027,
               (cost $1,138,929)                                      1,202,876
                                                                    -----------
Corporate Bonds: 88.4%

Auto Rent & Lease: 1.8%
 1,000,000     Hertz Corp., 7.000%, 01/15/2028                          837,215
                                                                    -----------
Banks: 14.2%
   500,000     Bank One Corp., 6.000%, 08/01/2008                       501,594
 1,500,000     Bankers Trust Corp., 7.250%, 01/15/2003                1,566,397
   850,000     Chase Manhattan Corp., 5.750%, 04/15/2004                883,297
   500,000     FleetBoston Financial Corp., 7.125%, 04/15/2006          532,371
 1,000,000     Golden State Escrow Corp., 7.000%, 08/01/2003          1,008,578
 1,000,000     Korea Development Bank, 7.125%, 04/22/2004             1,057,666
 1,000,000     Wells Fargo Capital, 7.960%, 12/15/2026                1,007,295
                                                                    -----------
                                                                      6,557,198
                                                                    -----------
Cable & Satellite Television: 4.7%
   500,000     Continental Cablevision, Inc., 9.500%, 08/01/2013        566,315
                                                                    -----------

 1,000,000     News America Holdings, Inc., 7.750%, 02/01/2024          972,888
   600,000     Time Warner, Inc., 7.480%, 01/15/2008                    643,215
                                                                    -----------
                                                                      2,182,418
                                                                    -----------
Electric Utilities: 9.8%
 1,000,000     Chugach Electric Assn., Inc., 9.140%, 03/15/2022       1,105,334
 1,000,000     Cleveland Electric Illuminating Co./
               Toledo Edison Co., 7.670%, 07/01/2004                  1,064,787
 1,250,000     Nevada Power Co., 6.200%, 04/15/2004                   1,244,623
 1,250,000     Orange & Rockland Utilities, Inc., 7.000%,
               03/01/2029                                             1,101,306
                                                                    -----------
                                                                      4,516,050
                                                                    -----------
Energy: 5.9%
 1,000,000     Union Oil Co. of California, 9.125%, 02/15/2006        1,126,843
 1,500,000     Union Pacific Resources Group, Inc., 7.000%,
               10/15/2006                                             1,570,512
                                                                    -----------
                                                                      2,697,355
                                                                    -----------
Finance: 1.2%
   500,000     Pemex Project Funding Master Trust,
               9.125%, 10/13/2010                                       530,000
                                                                    -----------
Food: 1.1%
   500,000     Kellogg Co., 6.600%, 04/01/2011                          513,874
                                                                    -----------
Gas: 6.6%
 1,000,000     Coastal Corp., 9.625%, 05/15/2012                      1,128,882
 1,000,000     KN Energy, Inc., 7.250%, 03/01/2028                      973,953
 1,000,000     Phillips Petroleum Co., 7.125%, 03/15/2028               950,719
                                                                    -----------
                                                                      3,053,554
                                                                    -----------

                           Current Income Shares, Inc.

Principal                                                              Market
 Amount                                                                 Value
 ------                                                                 -----

Hospitals: 1.1%
$  500,000     HCA-Healthcare, Inc., 7.125%, 06/1/2006              $   501,875
                                                                    -----------
Insurance: 1.0%
 1,000,000     Conseco Inc., 9.000%, 10/15/2006                         440,000
                                                                    -----------
Manufacturing: 6.6%
   250,000     Georgia Pacific Group, 9.875%, 11/01/2021                260,416
 1,500,000     Lockheed Martin Corp., 7.700%, 06/15/2008              1,647,887
 1,250,000     Owens-Illinois Inc., 8.100%, 05/15/2007                1,156,250
                                                                    -----------
                                                                      3,064,553
                                                                    -----------
Non-Hazardous Waste Disposal: 2.2%
 1,000,000     Waste Management, Inc., 7.000%, 10/15/2006             1,027,791
                                                                    -----------
Real Estate Operators & Lessors: 1.1%
   500,000     EOP Operating LP, 6.800%, 01/15/2009                     501,322
                                                                    -----------
Retail: 7.5%
 1,000,000     Kmart Corp., 8.375%, 12/01/2004                          842,670
 1,000,000     Safeway, Inc., 7.450%, 09/15/2027                      1,071,425
 1,500,000     Staples, Inc., 7.125%, 08/15/2007                      1,529,265
                                                                    -----------
                                                                      3,443,360
                                                                    -----------
Securities Broker/Dealer: 3.3%
 1,000,000     Lehman Brothers Holdings, Inc., 8.750%, 05/15/2002     1,021,383
   500,000     Morgan Stanley Dean Witter, 6.750%, 04/15/2011           511,535
                                                                    -----------
                                                                      1,532,918
                                                                    -----------
Sovereign & Supranational: 5.9%
 1,100,000     Province of Nova Scotia, 8.750%, 04/01/2022            1,371,634
 1,000,000     Province of Saskatchewan, 9.375%, 12/15/2020           1,338,419
                                                                    -----------
                                                                      2,710,053
                                                                    -----------
Telecommunications: 5.4%
$1,100,000     Qwest Communications International, Inc., 7.500%,
               11/01/2008                                           $ 1,112,258
   900,000     TCI Communications, Inc., 7.125% 02/15/2028              854,663
   500,000     WorldCom, Inc., 7.750%, 04/01/2007                       527,317
                                                                    -----------
                                                                      2,494,238
                                                                    -----------
Transportation: 9.0%
 1,500,000     AMR Corp., 10.000%, 04/15/2021                         1,284,579
   832,358     Continental Airlines, Inc., 6.748%, 03/15/2017           673,087
 1,043,770     General Motors Corp., 8.950%, 07/02/2009               1,140,235
 1,000,000     Norfolk Southern Corp., 7.050%, 05/01/2037             1,061,626
                                                                    -----------
                                                                      4,159,527
                                                                    -----------
TOTAL CORPORATE BONDS
  (cost $40,894,750)                                                 40,763,301
                                                                    -----------
CASH EQUIVALENTS: 0.6%

Money Market Investment: 0.6%
   268,892     Federated Prime Money Market, (cost $268,892)            268,892
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $45,343,029+):                       98.3%                   45,349,411
Other Assets less Liabilities:                1.7%                      763,844
                                                                    -----------
NET ASSETS:                                 100.0%                  $46,113,255
                                                                    ===========

+ At December 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Un-realized appreciation and depreciation were as follows:

          Gross unrealized appreciation                             $ 1,819,807
          Gross unrealized depreciation                              (1,813,425)
                                                                    -----------
          Net unrealized appreciation                               $     6,382
                                                                    ===========

See accompanying Notes to Financial Statements.

                           Current Income Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2001

ASSETS
  Investments in securities, at market value (cost $45,343,029)    $ 45,349,411
  Receivables:
    Interest ..................................................         872,039
  Prepaid expenses and other assets ...........................           2,796
                                                                   ------------
          Total assets ........................................      46,224,246
                                                                   ------------
LIABILITIES
  Payables:
    Advisory fees .............................................          12,461
    Administration fees .......................................           6,231
    Custody fees ..............................................             661
  Accrued expenses ............................................          91,638
                                                                   ------------
          Total liabilities ...................................         110,991
                                                                   ------------

NET ASSETS ....................................................    $ 46,113,255
                                                                   ============
Net asset value per common share
  ($46,113,255 / 3,673,334 shares outstanding) ................    $      12.55
                                                                   ============
COMPONENTS OF NET ASSETS
  Common shares ($1.00 par value with 25,000,000 shares
    authorized, 3,673,334 shares issued and outstanding) ......    $  3,673,334
  Paid-in capital in excess of par value ......................      42,977,827
  Undistributed net investment income .........................          24,144
  Accumulated net realized loss on investments ................        (568,432)
  Net unrealized appreciation on investments ..................           6,382
                                                                   ------------
  Net assets ..................................................    $ 46,113,255
                                                                   ============

See accompanying Notes to Financial Statements.

                           Current Income Shares, Inc.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2001

NET INVESTMENT INCOME
  Income
    Interest ..................................................     $ 3,426,904
                                                                   ------------
  Expenses
    Advisory fees .............................................         139,610
    Administration fees .......................................          69,805
    Legal fees ................................................          59,904
    Audit fees ................................................          48,019
    Transfer agent fees .......................................          31,078
    Directors' fees and expenses ..............................          30,999
    Reports to shareholders ...................................          24,793
    Fund accounting fees ......................................          23,268
    Franchise taxes ...........................................           9,001
    Custody fees ..............................................           4,500
    Insurance .................................................           8,251
    Listing Fees - NYSE .......................................           6,905
    Miscellaneous .............................................           9,654
                                                                    -----------
       Total expenses .........................................         465,787
                                                                    -----------
            Net investment income .............................       2,961,117
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Realized gain from securities transactions:
    Proceeds from sales .......................................     $    31,804
    Cost of securities sold ...................................          30,704
                                                                    -----------
          Net realized gain on investments .....................................        1,100
  Unrealized appreciation (depreciation) on investments:
    Beginning of year .........................................        (842,074)
    End of year ...............................................           6,382
                                                                    -----------
       Net unrealized appreciation on investments ..............................      848,456
                                                                                  -----------
       Net realized and unrealized gain on investments .........................      849,556
                                                                                  -----------
            Net increase in net assets resulting from operations ...............  $ 3,810,673
                                                                                  ===========

See accompanying Notes to Financial Statements.

                           Current Income Shares, Inc.

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended            Year Ended
                                                    December 31, 2001     December 31, 2000
                                                    -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income .........................     $  2,961,117          $  3,024,804
  Net realized gain (loss) on investments .......            1,100               (57,606)
  Net unrealized appreciation on investments ....          848,456               376,411
                                                      ------------          ------------
     Net increase in net assets
       resulting from operations ................        3,810,673             3,343,609
                                                      ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ....................       (2,938,667)           (3,030,501)
                                                      ------------          ------------
     Total increase in net assets ...............          872,006               313,108

NET ASSETS
  Beginning of year .............................       45,241,249            44,928,141
                                                      ------------          ------------
  End of year ...................................     $ 46,113,255          $ 45,241,249
                                                      ============          ============

Undistributed net investment income .............     $     24,144          $      1,694
                                                      ============          ============

See accompanying Notes to Financial Statements.

                           Current Income Shares, Inc.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                     Year Ended December 31,
                                     -------------------------------------------------------
                                      2001        2000        1999        1998        1997
                                     -------     -------     -------     -------     -------
Net asset value, beginning
  of year ........................   $12.316     $12.231     $13.478     $13.401     $13.052
                                     -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income ..........     0.806       0.823       0.822       0.830       0.849
  Net realized and
    unrealized gain (loss)
    on investments ...............     0.232       0.087      (1.249)      0.077       0.350
                                     -------     -------     -------     -------     -------
Total from investment
  operations .....................     1.038       0.910      (0.427)      0.907       1.199
                                     -------     -------     -------     -------     -------
Less distributions:
  From net investment
   income ........................    (0.800)     (0.825)     (0.820)     (0.830)     (0.850)
                                     -------     -------     -------     -------     -------
Net asset value, end
  of year ........................   $12.554     $12.316     $12.231     $13.478     $13.401
                                     =======     =======     =======     =======     =======
Market value, end
  of year ........................   $12.160     $11.125     $10.000     $12.313     $12.188


Total investment return* .........     16.89%      20.44%     (12.44%)      8.05%      15.33%

Ratios/supplemental data:
  Net assets, end of
    year (millions) ..............   $  46.1     $  45.2     $  44.9     $  49.5     $  49.2
Ratio of expenses to
  average net assets .............      1.00%       1.05%       0.93%       0.91%       0.95%
Ratio of net investment
  income to average
  net assets .....................       6.4%        6.8%        6.4%        6.2%        6.5%


Portfolio turnover rate ..........      0.07%      10.56%      18.82%      13.23%      52.10%

* Total return based on market value per share, adjusted for reinvestment of dividends.

See accompanying Notes to Financial Statements.

                           Current Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Current Income Shares, Inc. (the "Company") is registered under the Investment Act of 1940, as amended, as a diversified, closed-end management investment company. The company was incorporated on November 15, 1972, and began operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of income for its shareholders consistent with investment in a diversified portfolio in which marketable securities considered by management to be of high quality will predominate. To achieve this objective, the Company invests primarily in a portfolio of fixed income securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Company. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities listed or traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchange is open for trading; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

     B. Federal Income Taxes. The Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Interest Income and Distributions. Security transactions are accounted for on the trade date. Distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Realized gains and losses are computed using the specific cost of the securities sold.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                          Current Income Shares, Inc.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     HighMark Capital Management, Inc., (the "Adviser") a subsidiary of UnionBanCal Corp., provides the Company with investment management services under an Investment Advisory Agreement. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Company. As compensation for its advisory services, the Adviser was entitled to a monthly fee at the annual rate of 0.30% based upon the average daily net assets of the Company. For the year ended December 31, 2001, the Company paid $139,610 to the Adviser.

     Union Bank of California, N.A. a subsidiary of UnionBanCal Corp., acts as custodian (the "Custodian") for the Company. Fees for the Custodian are being paid on the basis of net assets of the Company.

     U.S.  Bancorp  Fund  Services,  LLC,  (the  "Administrator")  acts  as  the
Company's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Company; prepares reports and materials to be supplied to the directors; monitors the activities of the Company's custodian, transfer agent and accountants; coordinates the preparation and payment of Company expenses and reviews the Company's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.15% based upon the average net assets of the Company. For the year ended December 31, 2001, the Company incurred $69,805 in Administration fees.

     Computershare Investor Services, L.L.C., acts as the Transfer Agent and provides Dividend Reinvestment Plan services to the Company.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases of securities, excluding U.S. Government Obligations and short-term investments, for the year ended December 31, 2001, were $4,013,050. The proceeds from the sale of U.S. Government Obligations were $31,804.

     At December 31, 2001, the Company had capital loss carryforwards that can be used to offset future capital gains.

                                               Expiring December 31,
                                     ----------------------------------------
                                     2004        2005        2007        2008
                                     ----        ----        ----        ----
Capital Loss Carryovers            $207,807    $ 96,836    $206,276    $ 57,606

                           Current Income Shares, Inc.

NOTE 5 - DIVIDEND REINVESTMENT PLAN

     The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Computershare Investor Services, L.L.C. (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained in writing to the Agent at: Computershare Investor Services, L.L.C., 311 West Monroe Street (11th Floor), Chicago, IL 60606, or calling (877) 588-4147.

NOTE 6 - PROPOSED MERGER WITH HIGHMARK BOND FUND

     In  November   2001,   the   Company's   Board  of  Directors   approved  a
Reorganization Agreement (the "Agreement") to reorganize the Company by exchanging its assets for shares of HighMark Bond Fund, an open-end mutual fund. The merger is subject to approval at a shareholder meeting scheduled for March 21, 2002.

     According to the Agreement, the Company will transfer all of its assets and liabilities to HighMark Bond Fund on or about April 19, 2002 (the "Exchange Date") in exchange for Class A shares of HighMark Bond Fund. The assets and liabilities of the Company and HighMark Bond Fund will be valued on the business day prior to the Exchange date as of the close of trading on the New York Stock Exchange.

NOTE 7 - UNAUDITED QUARTERLY RESULTS OF OPERATIONS

     The following is a summary of unaudited quarterly results of operations:

                                                                      Net Realized and
                                            Distributed Net         Unrealized Gain (Loss)
                                           Investment Income            On Investment
                          Investment     ---------------------    ------------------------
                            Income        Amount     Per Share      Amount       Per Share
                           ---------     ---------   ---------    -----------    ---------
Three months ended:
  March 31, 2001           $ 760,185     $ 734,667     $0.200     $ 1,145,609      $0.312
  June 30, 2001              751,486       734,667      0.200        (327,155)     (0.089)
  September 30, 2001         726,494       734,667      0.200         504,383       0.137
  December 31, 2001          722,952       734,666      0.200        (473,281)     (0.129)

  March 31, 2000           $ 713,288     $ 734,667     $0.200     $   (16,035)     $(0.004)
  June 30, 2000              862,515       734,667      0.200        (696,364)     (0.190)
  September 30, 2000         762,431       771,400      0.210         484,985       0.132
  December 31, 2000          714,155       789,767      0.215         546,219       0.149

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Current Income Shares, Inc.:

We have audited the accompanying statement of assets and liabilities of Current Income Shares, Inc. (the "Company"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Current Income Shares, Inc. as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 25, 2002

                           Current Income Shares, Inc.

DIRECTOR AND OFFICER INFORMATION

Background information for the Directors and Officers of the Company is presented below. Directors and Officers of the Company serve until their resignation, removal, or retirement.

                                                                                              Other Directorships
                                     Position(s) Held         Principal Occupation(s)           Held by Director
Name, Address, and Age               with the Company         During the Past 5 Years            and/or Officer
----------------------               ----------------         -----------------------            --------------
Willard H. Altman(1,2) (66)          Director                 Retired. Partner,                Director of Source
HighMark Capital                     since 1997               Ernst & Young LLP                Capital, Inc. and
Management, Inc.                                              from 1969 to                     FPA Mutual Funds
445 S. Figueroa Street, Suite 306                             retirement in 1995;              (4 Funds),
Los Angeles, CA 90071                                         Vice President,                  investment
                                                              Evangelical Council for          companies not
                                                              Financial Accountability         affiliated with the
                                                              from 1995.                       Adviser.

Kathleen L. Kellogg (1,2) (48)       Chair of the             President, KLK
HighMark Capital                     Board. Director          Consulting since 2000;
Management, Inc.                     since 1999               President, CEO and
445 S. Figueroa Street, Suite 306                             Director, American
Los Angeles, CA 90071                                         International Bank,
                                                              1997 to 2000; President,
                                                              CEO and Director, Hancock
                                                              Savings Bank, 1997; President,
                                                              CEO and Director, Frontier
                                                              Bank, 1994 to 1997.

Michael L. Noel (1,2) (60)           Director                 President, Noel                  Director, Amervest
HighMark Capital                     since 1981               Consulting Company               Company since
Management, Inc.                                              since 1998; Senior Vice          1997; Director,
445 S. Figueroa Street, Suite 306                             President and Chief              SCAN (health
Los Angeles, CA 90071                                         Financial Officer,               plan) since 1997;
                                                              Southern California              Member Board of
                                                              Edison Company until             Trustees, HighMark
                                                              retirement in 1994.              Funds which the
                                                                                               Adviser serves as
                                                                                               investment adviser,
                                                                                               since 1998;
                                                                                               Member Board of
                                                                                               Trustees, Stepstone
                                                                                               Funds 1991 to 1997;
                                                                                               Director,
                                                                                               Hancock Savings
                                                                                               Bank, 1986
                                                                                               to 1997.

                           Current Income Shares, Inc.

                                                                                              Other Directorships
                                     Position(s) Held         Principal Occupation(s)           Held by Director
Name, Address, and Age               with the Company         During the Past 5 Years            and/or Officer
----------------------               ----------------         -----------------------            --------------
Robert M. Whitler(1,2) (62)          Director                 Retired. Executive Vice          Chairman,
HighMark Capital                     since 1998               President, member of             Board of Trustees
Management, Inc.                                              Executive Policy                 of HighMark Funds
445 S. Figueroa Street, Suite 306                             Committee and head of            which the Adviser
Los Angeles, CA 90071                                         Trust and Investments            serves as
                                                              Group, Union Bank of             investment adviser,
                                                              California from                  since 1998.
                                                              March 1991 to 1996.

R. Greg Knopf (51)                   President                Managing Director, Mutual
HighMark Capital                     since 1999               Funds at HighMark
Management, Inc.                                              Capital Management, Inc.
445 S. Figueroa Street, Suite 306
Los Angeles, CA 90071


E. Jack Montgomery (50)              Vice President           Director, Fixed Income at
HighMark Capital                     and Portfolio            HighMark Capital
Management, Inc.                     Manager                  Management, Inc. Vice
475 Sansome Street                   since 1998               President of Union Bank
San Francisco, CA 94111                                       of California.

George Sapp (43)                     Treasurer                Marketing Manager--
U.S. Bancorp Fund                    since 2000               West Coast, Sr. Vice
Services, LLC                                                 President, U.S. Bancorp
2020 Financial Way                                            Fund Services, LLC.
Glendora, CA 91741

Rita Dam (35)                        Secretary                Vice President,
U.S. Bancorp Fund                    since 2000               U.S. Bancorp Fund
Services, LLC                                                 Services, LLC.
2020 Financial Way
Glendora, CA 91741

----------
(1) Member of the Audit Committee. The function of the Audit Committee, which met four times in 2001, is to review the Company's financial statements and internal control procedures with the officers of the Company and the independent auditors, and to review with such auditors the results of the annual audit and the adequacy of the audit procedures. The Audit Committee also has the responsibility of recommending independent auditors for selection by the Board of Directors. Willard H. Altman is Chair of the Audit Committee.
(2) Member of the Nominating Committee. The function of the nominating committee, which did not meet in 2001, is to nominate candidates for directorships when vacancies occur. Michael L. Noel is Chair of the Nominating Committee.

                          Current Income Shares, Inc.

DIRECTORS AND OFFICERS
  Willard H. Altman, Director
  Kathleen Kellogg, Director and Chairperson
  Michael L. Noel, Director
  Robert M. Whitler, Director
  R. Gregory Knopf, President
  E. Jack Montgomery, Vice President and Portfolio Manager
  George Sapp, Treasurer
  Rita Dam, Secretary

AUDIT COMMITTEE
  Willard H. Altman, Chairman
  Kathleen Kellogg
  Michael L. Noel
  Robert M. Whitler

INDEPENDENT AUDITORS
  Deloitte & Touche LLP

NYSE SYMBOL "CUR"

                                     Adviser
                        HIGHMARK CAPITAL MANAGEMENT, INC.
                         475 Sansome Street. 14th Floor
                            San Francisco, CA 94111

                             Company Mailing Address
                          CURRENT INCOME SHARES, INC.
                         445 S. Figueroa St., Suite 306
                             Los Angeles, CA 90071
                                 (888) 465-2825

                                    Custodian
                            UNION BANK OF CALIFORNIA
                         475 Sansome Street. 15th Floor
                            San Francisco, CA 94111

                                 Transfer Agent
                     COMPUTERSHARE INVESTOR SERVICES, L.L.C.
                          311 W. Monroe St., 11th Floor
                               Chicago, IL 60606

                                  Legal Counsel
                             ROY W. ADAMS, JR., ESQ.
                       1024 Country Club Drive, Suite 135
                                Moraga, CA 94556


This report is intended for the shareholders of the Fund and may not be used as sales literature.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and subject to change.